UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2022

CLUBHOUSE MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140645	99-0364697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, D517

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip code)

(702) 479-3016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 13, 2022, Clubhouse Media Group, Inc. (the “Company”) entered into a Securities Purchase Agreement, (the “SPA”) dated as of January 10, 2022, by and between the Company and Fast Capital, LLC (the “Buyer”). Pursuant to the terms of the SPA, the Company agreed to issue and sell, and the Buyer agreed to purchase (the “Purchase”), a 10% convertible note in the aggregate principal amount of $120,000 (the “Note”). The Note has an original issue discount of $10,000, resulting in gross proceeds to the Company of $110,000.

The Note bears interest at a rate of 10% per annum and matures on January 10, 2023. The Note may be prepaid or assigned with the following penalties/premiums:

Prepay Date	Prepay Amount
On or before 30 days	115% of principal plus accrued interest
31 – 60 days	120% of principal plus accrued interest
61 – 90 days	125% of principal plus accrued interest
91 – 120 days	130% of principal plus accrued interest
121 – 150 days	135% of principal plus accrued interest
151 – 180 days	140% of principal plus accrued interest

The Note may not be prepaid after the 180th day.

The Buyer has the right from time to time, and at any time after 180 days to convert all or any part of the outstanding and unpaid principal amount of the Note into common stock, subject to a 4.99% equity blocker.

The conversion price of the Note equals 70% of the lowest trading price of the Company’s common stock for the 20 prior trading days, including the day upon which a notice of conversion is delivered.

The foregoing description of the SPA and the Note does not purport to be complete and is qualified in its entirety by reference to the SPA and the Note, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above regarding the Note is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

10.1	Securities Purchase Agreement, dated January 10, 2022 and entered into on January 13, 2022, by and between the registrant and Fast Capital, LLC.
10.2	10% Convertible Promissory Note, dated January 10, 2022 and executed on January 13, 2022, issued by the registrant to Fast Capital, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 14, 2022	CLUBHOUSE MEDIA GROUP, INC.

	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer